EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 19, 1998 included in Cal Dive International Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                    /s/ ARTHUR ANDERSEN LLP

Houston, Texas
July 9, 1998

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